American Century ETF Trust Prospectus Supplement American Century Focused Large Cap Value ETF
Supplement dated March 24, 2020 ■ Prospectus dated February 11, 2020

The following entry is added to the Portfolio Managers section on page 4 of the prospectus:
Adam Krenn, CFA, Portfolio Manager, has been a member of the team that manages the fund since 2020.

The following entry is added to the The Fund Management Team section on page 9 of the prospectus:
Adam Krenn (Portfolio Manager)
Mr. Krenn, Portfolio Manager, has been a member of the team that manages the fund since 2020. He joined American Century Investments in 2011 as an investment analyst. He became a senior analyst in 2012 and a portfolio manager in 2020. He has a bachelor's degree from the University of Notre Dame. He is a CFA charterholder.

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CL-SPL-96110 2003